SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  _____________________________________________


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 9-24-04



                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


         Delaware                       1-9102                 77-0100596
(State or other jurisdiction           (Commission            (IRS Employer
     of Incorporation)                  File No.)           Identification No.)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (626) 683-4000


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Item 8.01.          Other Events

The attached announcement was released to the news media on 9-24-04





                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         AMERON INTERNATIONAL CORPORATION



Date:    September 24, 2004              By: /s/ Javier Solis
                                             ----------------
                                             Javier Solis
                                             Senior Vice President & Secretary

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                                  EXHIBIT LIST

Exhibit No.       Description
-----------       -----------
    99            News Release dated September 24, 2004